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                                   EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

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
                                                      STATE OR OTHER
                                                      JURISDICTION OF           OTHER NAMES UNDER
                                                      CORPORATION OR           WHICH SUBSIDIARY DOES
                  NAME OF SUBSIDIARY                   ORGANIZATION                   BUSINESS
Kirkland's of Pecanland Mall, Monroe, LA, Inc.          Tennessee
Kirkland's of Town Center at Cobb, Kennesaw, GA,        Tennessee
Inc.
Kirkland's of Gwinnett Place, Duluth, GA, Inc.          Tennessee
Kirkland's of Peachtree Mall, Columbus, GA, Inc.        Tennessee
Kirkland's of Cumberland Mall, Atlanta, A, Inc.         Tennessee
Kirkland's of Hamilton Place Mall, Chattanooga,         Tennessee
TN, Inc.
Kirkland's of Houston Galleria, Houston, TX, Inc.       Tennessee
Kirkland's of Mall of Memphis, Memphis, TN, Inc.        Tennessee
Kirkland's of Woodland Hills Mall, Tulsa, OK, Inc.      Tennessee
Kirkland's of Oxmoor Center, Louisville, KY, Inc.       Tennessee
Kirkland's of South Square Mall, Durham, NC, Inc.       Tennessee
Kirkland's of Valley View Center, Dallas, TX, Inc.      Tennessee
Kirkland's of Chesterfield Towne Center,                Tennessee
Richmond, VA, Inc.
Kirkland's of Park Plaza Mall, Little Rock, AR,         Tennessee
Inc.
Kirkland's of Montgomery Mall, Montgomery, AL,          Tennessee
Inc.
Kirkland's of Southlake Mall, Atlanta, GA, Inc.         Tennessee
Kirkland's of Southpark Mall, Richmond, VA, Inc.        Tennessee
Kirkland's of Eastland Mall, Evansville, IN, Inc.       Tennessee
Kirkland's of Fayette Mall, Lexington, KY, Inc.         Tennessee
Kirkland's of Hickory Ridge Mall, Memphis, TN,          Tennessee
Inc.
Kirkland's of Regency Square Mall, Jacksonville,        Tennessee
FL, Inc.
Kirkland's of McCain Mall, Little Rock, AR, Inc.        Tennessee
Kirkland's of River Ridge Mall, Lynchburg, VA,          Tennessee
Inc.
Kirkland's of Bel Air Mall, Mobile, AL, Inc.            Tennessee
Kirkland's of The Mall at Barnes Crossing, Tupelo,      Tennessee
MS, Inc.
Kirkland's of Cortana Mall, Baton Rouge, LA, Inc.       Tennessee
Kirkland's of Bellevue Center, Nashville, TN, Inc.      Tennessee
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
                                                      STATE OR OTHER
                                                      JURISDICTION OF           OTHER NAMES UNDER
                                                      CORPORATION OR           WHICH SUBSIDIARY DOES
                  NAME OF SUBSIDIARY                   ORGANIZATION                   BUSINESS
Kirkland's of Tri-County Mall, Cincinnati, OH, Inc.     Tennessee
Kirkland's of The Mall of the Avenues,                  Tennessee
Jacksonville, FL, Inc.
Kirkland's of Eastwood Mall, Birmingham, AL,            Tennessee
Inc.
Kirkland's of Lakeside Mall, New Orleans, LA,           Tennessee
Inc.
Kirkland's of Carolina Place, Charlotte, NC, Inc.       Tennessee
Kirkland's of Cary Village Mall, Raleigh, NC, Inc.      Tennessee
Kirkland's of Cool Springs Galleria, Nashville, TN,     Tennessee
Inc.
Kirkland's of Kenwood Towne Centre, Cincinnati,         Tennessee
OH, Inc.
Kirkland's of St. Louis Galleria, St. Louis, MO,        Tennessee
Inc.
Kirkland's of Wiregrass Commons Mall, Dothan,           Tennessee
AL, Inc.
Kirkland's of Regency Mall, Richmond, VA, Inc.          Tennessee
Kirkland's of Florence Mall, Florence, KY, Inc.         Tennessee
Kirkland's of Acadiana Mall, Lafayette, LA, Inc.        Tennessee
Kirkland's of Padre Staples Mall, Corpus Christi,       Tennessee
TX, Inc.
Kirkland's of Belden Village, Canton, OH, Inc.          Tennessee
Kirkland's of West Oaks Mall, Houston, TX, Inc.         Tennessee
Kirkland's of Charleston Town Center, Charleston,       Tennessee
W. VA, Inc.
Kirkland's of Crestwood Plaza, St. Louis, MO, Inc.      Tennessee
Kirkland's of White Marsh Mall, Baltimore, MD,          Tennessee
Inc.
Kirkland's of Collin Creek Mall, Dallas, TX, Inc.       Tennessee
Kirkland's of Baybrook Mall, Houston, TX, Inc.          Tennessee
Kirkland's of Governor's Square Mall, Tallahassee,      Tennessee
FL, Inc.
Kirkland's of Barton Creek Mall, Austin, TX, Inc.       Tennessee
Kirkland's of Highland Mall, Austin, TX, Inc.           Tennessee
Kirkland's of Battlefield Mall, Springfield, MO,        Tennessee
Inc.
Kirkland's of Penn Square Mall, Oklahoma City,          Tennessee
OK, Inc.
Kirkland's of Oak Park Mall, Kansas City, KS, Inc.      Tennessee
Kirkland's of Mall St. Vincent, Shreveport, LA,         Tennessee
Inc.
Kirkland's of Owings Mills Mall, Baltimore, MD,         Tennessee
Inc.
Kirkland's Walden Galleria, Buffalo, NY, Inc.
store scheduled to open 10/98
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
                                                      STATE OR OTHER
                                                      JURISDICTION OF           OTHER NAMES UNDER
                                                      CORPORATION OR           WHICH SUBSIDIARY DOES
                  NAME OF SUBSIDIARY                   ORGANIZATION                   BUSINESS
Kirkland's of Oakwood Center, New Orleans, LA,          Tennessee
Inc.
Kirkland's of The Mall at Johnson City, Johnson         Tennessee
City, TN, Inc.
Kirkland's of Glenbrook Mall, Ft. Wayne, IN, Inc.       Tennessee
Kirkland's of North Pointe Mall, Atlanta, GA, Inc.      Tennessee
Kirkland's of Northpark Mall, Joplin, MO, Inc.          Tennessee
Kirkland's of Orlando Fashion Square, Orlando,          Tennessee
FL, Inc.
Kirkland's of The Mall at Fairfield Commons,            Tennessee
Dayton, OH, Inc.
Kirkland's of St. Charles Towne Center, Waldorf,        Tennessee
MD, Inc.
Kirkland's of Regency Mall, Florence, AL, Inc.          Tennessee
Kirkland's of South Plains Mall, Lubbock, TX, Inc.      Tennessee
Kirkland's of The Parks at Arlington, Ft. Worth,        Tennessee
TX, Inc.
Kirkland's of Parma Town Mall, Cleveland, OH,           Tennessee
Inc.
Kirkland's of St. Clair Square, St. Louis, MO, Inc.     Tennessee
Kirkland's of Turtle Creek Mall, Hattiesburg, MS,       Tennessee
Inc.
Kirkland's of The Woodlands, Houston, TX, Inc.          Tennessee
Kirkland's of Brandon Town Center, Tampa, FL,           Tennessee
Inc.
Kirkland's of Memorial City Mall, Houston, TX,          Tennessee
Inc.
Kirkland's of University Mall, Tuscaloosa, AL, Inc.     Tennessee
Kirkland's of Santa Rosa Mall, Fort Walton, FL,         Tennessee
Inc.
Kirkland's of Panama City Mall, Panama City, FL,        Tennessee
Inc.
Kirkland's of Town East Mall, Mesquite, TX, Inc.        Tennessee
Kirkland's of Kentucky Oaks Mall, Paducah, KY,          Tennessee
Inc.
Kirkland's of Crabtree Valley Mall, Raleigh, NC,        Tennessee
Inc.
Kirkland's of Oak Hollow Mall, Highpoint, NC,           Tennessee
Inc.
Kirkland's of Fox Valley Mall, Chicago, IL, Inc.        Tennessee
Kirkland's of Hawthorne Mall, Chicago, IL, Inc.         Tennessee
Kirkland's of Stratford Square, Chicago, IL, Inc.       Tennessee
Kirkland's of Orland Square, Chicago, IL, Inc.,         Tennessee
Kirkland's of Coastland Mall, Naples, FL, Inc.          Tennessee
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
                                                      STATE OR OTHER
                                                      JURISDICTION OF           OTHER NAMES UNDER
                                                      CORPORATION OR           WHICH SUBSIDIARY DOES
                  NAME OF SUBSIDIARY                   ORGANIZATION                   BUSINESS
Kirkland's of Carolina, Inc.                            Tennessee
Kirkland's of Charlotte, Eastland Mall, Inc.            Tennessee
Kirkland's of Tennessee, Inc.                           Tennessee
K.C. Corp., Inc.                                        Tennessee
Kirkland's of Greensboro, Four Seasons Mall, Inc.       Tennessee
Kirkland's of Fayetteville, Cross Creek Mall, Inc.      Tennessee
Kirkland's of Wilmington, Independence Mall, Inc.       Tennessee
Kirkland's III, Jackson-Metro Center, Inc.              Tennessee
Kirkland's of Memphis, TN, Laurelwood Shopping          Tennessee
Center, Inc.
Kirkland's of Ridgeland, MS, Northpark Mall, Inc.       Tennessee

Kirkland's of Knoxville, East Towne Mall, Inc.          Tennessee
Kirkland's of Huntsville, Madison Square Mall,          Tennessee
Inc.
Kirkland's of Valley View Mall, Roanoke, VA, Inc.       Tennessee
Kirkland's of Nashville, Hickory Hollow Mall, Inc.      Tennessee
Kirkland's of Birmingham, Riverchase Galleria,          Tennessee
Inc.
Kirkland's of Briar Cliffe Mall, Myrtle Beach,          Tennessee
South Carolina, Inc.
Kirkland's of Rivergate Mall, Nashville, TN, Inc.       Tennessee
Kirkland's of Edgewater Mall, Biloxi, MS, Inc.          Tennessee
Kirkland's of Town Center Plaza, Kansas City, KS,       Tennessee
Inc.
Kirkland's of Castleton Square, Indianapolis, IN,       Tennessee
Inc.
Kirkland's of Cordova Mall, Pensacola, FL, Inc.         Tennessee
Kirkland's of University Park, South Bend, IN, Inc.     Tennessee
Kirkland's of Westgate mall, Amarillo, TX, Inc.         Tennessee
Kirkland's of Meridian Mall, Lansing, MI                Tennessee
Kirkland's of Cottonwood Mall, Albuquerque, NM,         Tennessee
Inc.
Kirkland's of University Mall, Tampa, FL, Inc.          Tennessee
Kirkland's of Northwest Arkansas Mall,                  Tennessee
Fayetteville, AR, Inc.
Kirkland's of Indian River Mall, Vero Beach, FL,        Tennessee
Inc.
Kirkland's of Tyrone Square, St. Petersburg, FL,        Tennessee
Inc.
Kirkland's of Northgate Mall, Cincinnati, OH, Inc.      Tennessee
Kirkland's of West Oaks Mall, Orlando, FL, Inc.         Tennessee
Kirkland's of Park City Center, Lancaster, PA, Inc.     Tennessee
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
                                                      STATE OR OTHER
                                                      JURISDICTION OF           OTHER NAMES UNDER
                                                      CORPORATION OR           WHICH SUBSIDIARY DOES
                  NAME OF SUBSIDIARY                   ORGANIZATION                   BUSINESS
Kirkland's of Northpark Mall, Davenport, IA, Inc.       Tennessee
Kirkland's of Perimeter Mall, Atlanta, GA, Inc.         Tennessee
Kirkland's of Wolfchase Galleria, Memphis, TN,          Tennessee
Inc.
Kirkland's of Lindale Mall, Cedar Rapids, IA, Inc.      Tennessee
Kirkland's of Coronado Mall, Albuquerque, NM,           Tennessee
Inc.
Kirkland's of Willowbrook Mall, Houston, TX, Inc.       Tennessee
Kirkland's of Westgate Mall, Spartanburg, SC, Inc.      Tennessee
Kirkland's of Honey Creek Mall, Terre Haute, IN, Inc.   Tennessee
Kirkland's of Southpark Mal, Moline, IL, Inc.           Tennessee
Kirkland's of Cielo Vista Mall, El Paso, TX, Inc.       Tennessee
Kirkland's of Greenbrier Mall, Houston, TX, Inc.        Tennessee
Kirkland's of Volusia Mall, Daytona Beach, FL, Inc.     Tennessee
Kirkland's of Tuttle Crossing, Columbus, OH, Inc.       Tennessee
Kirkland's of Leigh Mall, Columbus, OH, Inc.            Tennessee
Kirkland's of Gateway Mall, Lincoln, NE, Inc.           Tennessee
Kirkland's of North Shore Square, Slidell, LA, Inc.     Tennessee
Kirkland's of Valley West Mall, Des Moines, IA, Inc.    Tennessee
Kirkland's of Bonita Lakes Mall, Meridian, MS, Inc.     Tennessee
Kirkland's of Huntington Mall, Huntington, WV, Inc.     Tennessee
Kirkland's of Mall of Louisiana, Baton Rouge, LA, Inc.  Tennessee
Kirkland's of Millcreek Mall, Erie, PA, Inc.            Tennessee
Kirkland's of Southland Mall, Houma, LA, Inc.           Tennessee
Kirkland's of First Colony Mall, Houston, TX, Inc.      Tennessee
Kirkland's of Coral Ridge Mall, Coralville, LA, Inc.    Tennessee
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